UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 4, 2009

GOLDEN ELEPHANT GLASS TECHNOLOGY, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-21071	88-0309578
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

123 Chuangye Road

Haizhou District, Fuxin City,

Liaoning, PRC, 123000

(Address of Principal Executive Offices)

(86) 418-3995066

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K is filed as an amendment to the Current Report on Form 8-K filed by Golden Elephant Glass Technology, Inc. (the "Company") on November 16, 2009 to amend certain disclosures in response to comments from the Securities and Exchange Commission.

This Amendment No. 1 to the Current Report on Form 8-K of the Company has not been updated or modified in any other way and speaks only as of the date of the original filing, November 16, 2009.

Item 4.01

Changes in Registrant’s Certifying Accountant

On September 4, 2009, our board of directors determined to dismiss our previous independent registered public accounting firm, PKF Certified Public Accountants ("PKF") with immediate effect from September 4, 2009 and on October 25, 2009, our board of directors appointed Malone & Bailey PC ("Malone") as our new independent registered public accounting firm.

The reports of PKF on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that PKF had raised substantial doubt about the Company’s ability to continue as a going concern . The decision to appoint Malone as our independent accountants was approved by our Board of Directors on October 25, 2009.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PKF, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided PKF with a copy of this disclosure before its filing with the SEC. We requested that PKF provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements as promptly as possible so that we can file the letter with the Commission within ten business days of filing this report.

New Independent Accountants

Our Board of Directors approved the appointment of Malone as our new independent registered public accounting firm effective as of October 25, 2009. During the two most recent fiscal years and through the date of our engagement, we did not consult with Malone regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Malone, Malone did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to appoint Malone as our new independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Elephant Glass Technology, Inc.

Date: November 19, 2009	/s/ Hong Tan
Hong Tan
Chief Financial Officer